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                                                                    EXHIBIT 10.5

                            CAPELLA EDUCATION COMPANY
                             1999 STOCK OPTION PLAN

                      NON-STATUTORY STOCK OPTION AGREEMENT
                                   (EMPLOYEE)

Name of Optionee:

No. of Shares Covered:                  Date of Grant:

Exercise Price Per Share:               Expiration Date:

Exercise Schedule (Cumulative):

Date(s) of                   No. of Shares as to Which
Exercisability                 Option Becomes Exercisable
--------------               ----------------------------

This is a Non-Statutory Stock Option Agreement ("Agreement") between Capella Education Company, a Minnesota corporation (the "Company"), and the optionee identified above (the "Optionee") effective as of the date of grant specified above.

                                    RECITALS

      WHEREAS, the Company maintains the Capella Education Company 1999 Stock Option Plan (the "Plan"); and

      WHEREAS, pursuant to the Plan, the Board of Directors of the Company (the "Board") or a committee of two or more directors of the Company (the "Committee") appointed by the Board administers the Plan and has the authority to determine the awards to be granted under the Plan (if the Board has not appointed a committee to administer the Plan, then the Board shall constitute the Committee); and

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      WHEREAS, the Committee has determined that the Optionee is eligible to receive an award under the Plan in the form of a non-statutory stock option (the "Option");

      NOW, THEREFORE, the Company hereby grants this Option to the Optionee under the terms and conditions as follows.

                              TERMS AND CONDITIONS*

1. GRANT. The Optionee is granted this Option to purchase the number of Shares specified at the beginning of this Agreement.

2. EXERCISE PRICE. The price to the Optionee of each Share subject to this Option shall be the exercise price specified at the beginning of this Agreement.

3. NON-STATUTORY STOCK OPTION. This Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

4. EXERCISE SCHEDULE. This Option shall vest and become exercisable as to the number of Shares and on the dates specified in the exercise schedule at the beginning of this Agreement. The exercise schedule shall be cumulative; thus, to the extent this Option has not already been exercised and has not expired, terminated or been cancelled, the Optionee or the person otherwise entitled to exercise this Option as provided herein may at any time, and from time to time, purchase all or any portion of the Shares then purchasable under the exercise schedule.

      This Option may also be exercised in full (notwithstanding the exercise schedule) under the circumstances described in Section 8 of this Agreement if it has not expired prior thereto.

5. EXPIRATION. This Option shall expire at 5:00 p.m. Central Time on the earliest of:

      (a) The expiration date specified at the beginning of this Agreement (which date shall not be later than ten years after the date of grant);

      (b) The last day of the period following the termination of employment of the Optionee during which this Option can be exercised (as specified in Section 7(a) or 7(b) of this Agreement, whichever is applicable); or

      (c) The date (if any) fixed for cancellation pursuant to Section 8 of this Agreement.

----------------------
* Unless the context indicates otherwise, terms that are not defined in this Agreement shall have the meaning set forth in the Plan as it currently exists or as it is amended in the future.

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      If termination of the Optionee's employment by the Company shall have been for Cause, this Option shall expire immediately upon such termination. In no event may anyone exercise this Option, in whole or in part, after it has expired, notwithstanding any other provision of this Agreement.

6.    PROCEDURE TO EXERCISE OPTION.

      Notice of Exercise. This Option may be exercised by delivering written notice of exercise to the Company at the principal executive office of the Company, to the attention of the Company's Secretary, in the form attached to this Agreement. The notice shall state the number of Shares to be purchased, and shall be signed by the person exercising this Option. If the person exercising this Option is not the Optionee, he/she also must submit appropriate proof of his/her right to exercise this Option.

      Tender of Payment. Upon giving notice of any exercise hereunder, the Optionee shall provide for payment of the purchase price of the Shares being purchased through one or a combination of the following methods:

      (a)   Cash;

      (b)   Cancellation of indebtedness;

      (c) By delivery to the Company of unencumbered Shares having an aggregate Fair Market Value (as defined in paragraph 7 of the Plan) on the date of exercise equal to the purchase price of such Shares;

      (d) By a reduction in the number of Shares delivered to the Optionee upon exercise, such number of Shares having an aggregate Fair Market Value on the date of exercise equal to the purchase price of such Shares; or

      (e) To the extent permitted by law, a broker-assisted cashless exercise in which the Optionee irrevocably instructs a broker to deliver proceeds of a sale of all or a portion of the Shares to be issued pursuant to the exercise (or a loan secured by such Shares) to the Company in payment of the purchase price of such Shares.

      Notwithstanding the foregoing, the Optionee shall not be permitted to pay any portion of the purchase price with Shares if the Committee, in its sole discretion, determines that payment in such manner is undesirable.

      Delivery of Certificates. As soon as practicable after the Company receives the notice and purchase price provided for above, it shall deliver to the person exercising this Option, in the name of such person, a certificate or certificates representing the Shares being purchased. The Company shall pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in

                                       -3-
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      connection therewith. All Shares so issued shall be fully paid and nonassessable. Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to issue or deliver any Shares prior to the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or desirable.

7. EMPLOYMENT REQUIREMENT. This Option may be exercised only while the Optionee remains employed with the Company or a parent or subsidiary thereof, and only if the Optionee has been continuously so employed since the date of this Agreement; provided that:

      (a) This Option may be exercised for three months following the day the Optionee's employment by the Company ceases if such cessation of employment is for a reason other than death or disability, but only to the extent that it was exercisable immediately prior to termination of employment; provided, however, that if termination of the Optionee's employment shall have been for Cause, this Option shall expire, and all rights to purchase Shares hereunder shall terminate, immediately upon such termination.

      (b) This Option may be exercised within one year after the Optionee's employment by the Company ceases if such cessation of employment is because of death or disability.

      Notwithstanding the above, this Option may not be exercised after it has expired.

8.    ACCELERATION OF OPTION.

      Death or Disability. This Option may be exercised in full, regardless of whether such exercise occurs prior to a date on which this Option would otherwise vest, upon the death or disability of the Optionee; provided that the Optionee shall have been continuously employed by the Company or a parent or subsidiary thereof between the date of this Agreement and the date of such death or disability.

      Change of Control. If a Change of Control (as defined in Section 9 of this Agreement) of the Company shall occur and within three years of such Change in Control, (i) Optionee's employment with the Company shall be terminated other than for Cause (as defined below), or (ii) Optionee shall voluntarily leave employment with the Company for Good Reason (as defined below), then, upon the date of such termination or voluntary leaving of employment for Good Reason, the options subject to this Agreement, if not already exercised in full or otherwise terminated, expired or cancelled, shall become immediately exercisable in full and may be exercised within 30 days after such termination or voluntary leaving (subject to any applicable shorter time period for exercise set forth in this Section 8). For purposes of this Agreement, "Good Reason" is defined as the demotion or reduction of the job responsibilities of Optionee

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      or the reassignment, without Optionee's consent, of Optionee's place of work to a location more than 50 miles from the Optionee's place of work immediately prior to the Change in Control. For purposes of this Agreement, the term "Cause" shall be limited to the following grounds for termination:

            (1) Optionee's failure or refusal substantially to perform his duties to the full extent of his abilities for reasons other than death or disability, after written notice to Optionee of such failure or refusal providing Optionee 30 days to take corrective action.

            (2) Conviction of a felony crime, or commission of any act, the conviction for which would be a felony conviction;

            (3) Theft or misappropriation of the Company's property; and

            (4) Knowingly making a material false written statement to the Company's Board of Directors regarding the affairs of the Company;

      Merger or Sale. In the event of a merger of the Company with or into another corporation or limited liability company or the sale of substantially all of the assets of the Company, and the successor entity, or a parent or subsidiary of the successor entity, refuses to assume this Option or to substitute an equivalent option, then this Option shall become exercisable in full immediately. The Committee shall notify Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of 15 days from the date of such notice and that the Option shall terminate upon the expiration of such period.

      Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify Optionee as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Committee may, but shall not be obligated to, provide that any Company repurchase option applicable to the Shares shall lapse as to all such Shares, provided that the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

      Discretionary Acceleration. The Committee has the power, in its sole discretion, to declare at any time that this Option shall be immediately exercisable.

9. TRANSFERABILITY. While the Optionee is alive, only the Optionee, his/her guardian or legal representative or a transferee who receives this Option in a permitted transfer (as

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      described below in this Section 9) may exercise this Option. This Option may not be assigned or transferred other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that the Optionee may transfer this Option to a member or members of his or her immediate family (i.e., his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if the Optionee does not receive any consideration for the transfer. This Option shall continue to be subject to the same terms and conditions that were applicable to this Option immediately prior to its transfer and may be exercised by such transferee as and to the extent that this Option has become exercisable and has not terminated in accordance with the provisions of the Plan and this Agreement. For purposes of any provision of the Plan or this Agreement relating to notice to the Optionee or to vesting or termination of this Option upon the death, disability or termination of employment of the Optionee, the references to "optionee" shall mean the original grantee of this Option and not any transferee.

10.   CHANGE IN CONTROL.

      (a) Definition. For purposes of this Plan, a "Change in Control" of the Company shall be deemed to occur if any of the following occur:

            (1) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires or becomes a "beneficial owner" (as defined in Rule 13d-3 or any successor rule under the Exchange Act), directly or indirectly, of securities of the Company representing the following: (i) 50% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors ("Voting Securities") at any time prior to the Company selling any of its shares in a public offering pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), or
      (ii) 35% or more of the combined voting power of the Company's then outstanding Voting Securities at any time after the Company sells any of its shares in a public offering pursuant to a registration statement filed under the Securities Act. Provided, however, that the following shall not constitute a Change in Control pursuant to this Section 9(a)(1):

            (A) any acquisition or beneficial ownership by the Company or a subsidiary;

            (B) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its subsidiaries;

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            (C) any acquisition or beneficial ownership by any corporation with respect to which, immediately following such acquisition, more than 50% of both the combined voting power of the Company's then outstanding Voting Securities and the Shares of the Company is then beneficially owned, directly or indirectly, by all or substantially all of the persons who beneficially owned Voting Securities and Shares of the Company immediately prior to such acquisition in substantially the same proportions as their ownership of such Voting Securities and Shares, as the case may be, immediately prior to such acquisition;

            (2) A majority of the members of the Board of Directors of the Company shall not be Continuing Directors. "Continuing Directors" shall mean: (A) individuals who, on the date hereof, are directors of the Company, (B) individuals elected as directors of the Company subsequent to the date hereof for whose election proxies shall have been solicited by the Board of Directors of the Company or (C) any individual elected or appointed by the Board of Directors of the Company to fill vacancies on the Board of Directors of the Company caused by death or resignation (but not by removal) or to fill newly-created directorships;

            (3) Approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company or a statutory exchange of outstanding Voting Securities of the Company, unless, immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of Voting Securities and Shares of the Company immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 50% (subject to the modification in subsection (b) below) of, respectively, the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors and the then outstanding shares of common stock, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Voting Securities and Shares of the Company, as the case may be; or

            (4) Approval by the stockholders of the Company of (x) a complete liquidation or dissolution of the Company or (y) the sale or other disposition of all or substantially all of the assets of the Company (in one or a series of transactions), other than to a corporation with respect to which, immediately following such sale or other disposition, more than 50% (subject to the modification in subsection (b) below) of, respectively, the combined voting

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      power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and the then outstanding shares of common stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the persons who were the beneficial owners, respectively, of the Voting Securities and Shares of the Company immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Voting Securities and Shares of the Company, as the case may be.

      (b) After a Public Offering. At all times after the Company sells any of its shares in a public offering pursuant to a registration statement filed under the Securities Act, the references to 50% in subsections (a)(1)(C),
      (a)(3) and (a)(4) of this section 9 shall be changed to 65%.

11. ASSIGNMENT OF THE COMPANY'S OBLIGATIONS. In the event of a merger of the Company with or into another corporation or limited liability company, or the sale of substantially all of the assets of the Company, then the successor entity, or a parent or subsidiary of the successor entity, may assume this Option or substitute an equivalent option.

12. NO SHAREHOLDER RIGHTS BEFORE EXERCISE. No person shall have any of the rights of a shareholder of the Company with respect to any Share subject to this Option until the Share actually is issued to him/her upon exercise of this Option.

13. DISCRETIONARY ADJUSTMENT. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or Shares of the Company, the Committee (or if the Company does not survive any such transaction, a comparable committee of the Board of Directors of the surviving corporation) may, without the consent of the Optionee, make such adjustment as it determines in its discretion to be appropriate as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of rights of the Optionee, the number and kind of securities issuable upon exercise of this Option and the exercise price hereof.

14. TAX WITHHOLDING. Delivery of Shares upon exercise of this Option shall be subject to any required withholding taxes. As a condition precedent to receiving Shares upon exercise of this Option, the Optionee may be required to pay to the Company, in accordance with the provisions of paragraph 9 of the Plan, an amount equal to the amount of any required withholdings.

15. INTERPRETATION OF THIS AGREEMENT. All decisions and interpretations made by the Committee with regard to any question arising hereunder or under the Plan shall be binding and conclusive upon the Company and the Optionee. If there is any

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      inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

16. DISCONTINUANCE OF EMPLOYMENT. This Agreement shall not give the Optionee a right to continued employment with the Company or any parent or subsidiary of the Company, and the Company or any such parent or subsidiary employing the Optionee may terminate his/her employment at any time and otherwise deal with the Optionee without regard to the effect it may have upon him/her under this Agreement.

17. OPTION SUBJECT TO PLAN, CERTIFICATE OF INCORPORATION AND BY-LAWS. The Optionee acknowledges that this Option and the exercise thereof is subject to the Plan, the Certificate of Incorporation, as amended from time to time, and the By-Laws, as amended from time to time, of the Company, and any applicable federal or state laws, rules or regulations.

18. OBLIGATION TO RESERVE SUFFICIENT SHARES. The Company shall at all times during the term of this Option reserve and keep available a sufficient number of Shares to satisfy this Agreement.

19. BINDING EFFECT. This Agreement shall be binding in all respects on the heirs, representatives, successors and assigns of the Optionee.

20. CHOICE OF LAW. This Agreement is entered into under the laws of the State of Minnesota and shall be construed and interpreted thereunder (without regard to its conflict of law principles).

      IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the ____ day of ________, 20__.

                            OPTIONEE

                            ______________________________________

                            CAPELLA EDUCATION COMPANY

                            By____________________________________
                             Its__________________________________

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                           __________________, 20___

Capella Education Company
20th Floor, 222 South Ninth Street
Minneapolis, MN 55402-3389

Attention:  Secretary

Ladies and Gentlemen:

      I hereby exercise the following option (the "Option") granted to me under the Capella Education Company 1999 Stock Option Plan (the "Plan") with respect to the number of shares of Common Stock ("Shares") of Capella Education Company (the "Company"), indicated below:

            NAME:                               ________________________________

            DATE OF GRANT OF OPTION:            ________________________________

            EXERCISE PRICE PER SHARE:           ________________________________

            NUMBER OF SHARES WITH RESPECT TO
            WHICH THE OPTION IS HEREBY
            EXERCISED:                          ________________________________

            TOTAL EXERCISE PRICE:               ________________________________

      [ ] Enclosed with this letter is a check, bank draft or money order in the amount of the Total Exercise Price.

      [ ]   Enclosed with this letter is a promissory note.

      [ ] I hereby agree to pay the Total Exercise Price by cancellation of a debt owed to me by the Company.

      [ ] I hereby agree to pay the Total Exercise Price within five business days of the date hereof and, as stated in the attached Broker's Letter, I have delivered irrevocable instructions to _________________________________________ to promptly deliver to the
            Company the amount of sale or loan proceeds from the Shares to be issued pursuant to this exercise necessary to satisfy my obligation hereunder to pay the Total Exercise Price.

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      [ ]   Enclosed with this letter is a certificate evidencing unencumbered
            Shares (duly endorsed in blank) having an aggregate Fair Market Value (as defined in the Plan) equal to or in excess of the Total Exercise Price.

      [ ] I elect to pay the Total Exercise Price through a reduction in the number of Shares delivered to me upon this exercise of the Option as provided in paragraph 8 of the Plan.

      If I am enclosing Shares with this letter, I hereby represent and warrant that I am the owner of such Shares free and clear of all liens, security interests and other restrictions or encumbrances. I agree that I will pay any required withholding taxes in connection with this exercise as provided in paragraph 9 of the Plan.

      Please issue a certificate (the "Certificate") for the number of Shares with respect to which the Option is being exercised in the name of the person indicated below and deliver the Certificate to the address indicated below:

            NAME IN WHICH TO ISSUE CERTIFICATE:  _______________________________

            ADDRESS TO WHICH CERTIFICATE         _______________________________
            SHOULD BE DELIVERED:                 _______________________________
                                                 _______________________________
                                                 _______________________________
                                                 _______________________________

            PRINCIPAL MAILING ADDRESS FOR        _______________________________
            HOLDER OF THE CERTIFICATE (IF        _______________________________
            DIFFERENT FROM ABOVE):               _______________________________
                                                 _______________________________
                                                 _______________________________

                                            Very truly yours,

                                            ____________________________________
                                            Signature

                                            ____________________________________
                                            Name, please print

                                            ____________________________________
                                            Social Security Number

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                           __________________, 20___

Capella Education Company
20th Floor, 222 South Ninth Street
Minneapolis, MN 55402-3389

Attention:  Secretary

Ladies and Gentlemen:

            NAME OF OPTIONEE:                     ______________________________

            DATE OF GRANT OF OPTION:              ______________________________

            EXERCISE PRICE PER SHARE:             ______________________________

            NUMBER OF SHARES WITH RESPECT TO
            WHICH THE OPTION IS TO BE EXERCISED:  ______________________________

            TOTAL EXERCISE PRICE:                 ______________________________

      The above Optionee has requested that we finance the exercise of the above Option to purchase Shares of common stock of Capella Education Company (the "Company") and has given us irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds from the Shares to be issued pursuant to such exercise to satisfy the Optionee's obligation to pay the Total Exercise Price.

                                            Very truly yours,

                                            ____________________________________
                                            Broker Name

                                            By__________________________________